UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 13, 2004
                                                         ---------------


                              NOVA BIOGENETICS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     001-16703             04-3656563
  -------------------------------      -------------      -------------------
  (State or other jurisdiction of       (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)



             8601 Dunwoody Place, Suite 338, Atlanta, Georgia 30350
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code 770-650-6508
                                                           ------------


          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 13, 2004 the Company's Certified Public Accountants, Sherb & Co., LLP ("Sherb") resigned.

On August 31, 2004 the Company's new Certified Public Accountants are Bouwhuis Morrill & Company LLC 12 South Main, Suite 208 Layton, Utah 84041.

Further, and in accordance with Item 304 of Regulation S-B, the Company states as follows:

1. The Registrant's former accountant (Sherb) resigned as of August 13, 2004 (as indicated in Exhibit 99.1 to Form 8-K with Date of Report of August 13, 2004 as filed with the SEC on September 2, 2004).

2. As indicated in part in the Company's Form 8-K with Date of Report of March 5, 2004 as filed with the SEC on March 10, 2004:

         "... Such Form 8-K went on to state that Sherb audited the Company's balance sheet as of fiscal year ended June 30, 2003 as well as the related statement of operations, stockholders' deficit and cash flows for the fiscal year ended June 30, 2003.

         The report of Sherb (dated November 14, 2003), on the Company's aforesaid financial statements, did not contain adverse opinions or disclaimers of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, the aforementioned report included an explanatory paragraph, wherein they expressed substantial doubt about the Company's ability to continue as a going concern.

         During the Company's most recent fiscal year ended June 30, 2003 and in any subsequent interim period preceding Sherb's resignation, there were no disagreements ("Disagreements") as defined in Item 304(a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Sherb, would have caused Sherb to make reference to the subject matter of the Disagreements in its reports. In addition, during the Company's most recent fiscal year and in any subsequent interim period preceding Sherb's resignation, there were no reportable events ("Reportable Events") as defined in Item 304(a)(1)(v) of Regulation S-K."

The above remains accurate as of the date hereof with any prior unrelated disagreements between Sherb and the Company having been reported in Forms 8-K with Dates of Reports of December 16, 2003 and March 5, 2004.

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

3. The decision to change accountants resulted from the above-referenced Sherb resignation which was approved by the Company's Board.

4. Information as relates to Item 304(a)(1)(B) is not applicable.

5. The Company's new accountants, Bouwhuis Morrill & Company LLC was engaged effective August 31, 2004. Further information in response to Item 304(a)(2) is addressed in the new accountants September 10, 2004 letter filed as Exhibit 16.1.

6. In accordance with Item 304(a)(3), the Company has provided Sherb with a copy of this Amended Form 8-K and has requested that Sherb furnish a letter addressed to the SEC indicating whether it agrees with statements made by the Company, and if not, stating the respects in which it does not agree. See Sherb letter filed as Exhibit 16.2.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         Exhibit 16.1: New accountants Bouwhuis Morrill & Company LLC letter dated August 30, 2004.


         Exhibit 16.2:  Sherb & Co. LLP letter dated September 16, 2004.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVA BIOGENETICS INC.
                                       (Registrant)



 Date:  September 17, 2004             By: /s/ Timothy C. Moses
                                           --------------------
                                           Timothy C. Moses
                                           Sr. Vice President


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